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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 11, 2003

                         Commission File Number 1-12282


                             CORRPRO COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

                OHIO                                         34-1422570
   (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                        Identification No.)

                    1090 ENTERPRISE DRIVE, MEDINA, OHIO 44256
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 723-5082



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ITEM 5. OTHER EVENTS

     On August 11, 2003, registrant issued a press release entitled "Corrpro Announces Completion of Loan Amendments," that announced that the bank debt maturity was extended and senior note amortization was rescheduled.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

               Exhibit 10.1 - Ninth Amendment to Credit Agreement dated as of September 23, 2002 relating to the Amended and Restated Credit Agreement dated as of June 9, 2000 among the Company, CSI Coating Systems, Inc. and the Lenders party thereto.

               Exhibit 10.2 - Amendment dated as of July 31, 2003 between the Company and the Prudential Insurance Company of America relating to the Note Purchase Agreement dated as of January 21, 1998.

               Exhibit 99.1 - Press Release dated August 11, 2003.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              CORRPRO COMPANIES, INC.
                                                   (Registrant)



Date:  August 14, 2003
                                                 /s/ Robert M. Mayer
                                                 -------------------------------
                                                 Robert M. Mayer
                                                 Senior Vice President and
                                                 Chief Financial Officer






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